CONVERTIBLE LOANS	6 Months Ended
Jun. 30, 2012
CONVERTIBLE LOANS [Abstract]
CONVERTIBLE LOANS

NOTE 6 - CONVERTIBLE LOANS

a.	On April 5, 2012, the Company issued senior secured convertible debentures (the "2012 Convertible Debentures") due April 5, 2014 in the original aggregate principal amount of $11,702,128 and five-year warrants (the "2012 Warrants") to purchase an aggregate of 835,866 shares of its common stock at an exercise price of $7.20 per share in a private placement transaction in exchange for aggregate gross proceeds of $11,000 thousand. The 2012 Convertible Debentures bear interest at an annual rate of 8% (payable quarterly beginning on July 1, 2012) and are convertible at any time into shares of common stock at an initial conversion price of $7.00 per share.

The relevant features of the 2012 Convertible Debentures and 2012 Warrants are summarized below:

1)	2012 Convertible Debentures
A.	Conversion and contingent conversion

The 2012 Convertible Debentures, including accrued interest on such 2012 Convertible Debentures, are convertible at any time, in whole or part, at the option of the holders into shares of common stock at an initial conversion price of $7.00 per share, subject to adjustment for stock splits, fundamental transactions or similar events and an additional conversion adjustment described below.

The number of conversion shares issuable upon a conversion shall be determined by the quotient obtained by dividing (x) the sum of (a) the outstanding principal amount to be converted, (b) at the option of the holder, a portion or all of any accrued and unpaid interest to be converted and (c) the conversion adjustment amount by (y) the conversion price.

The "conversion adjustment amount" is calculated by multiplying the principal amount being converted by a fraction, the numerator of which is (a) the number of days elapsed from the original issue date multiplied by (b) .021917808; and the denominator of which is 100. The maximum number of days elapsed to be used in calculating the conversion adjustment amount will not be greater than 548 days regardless of the actual number of days elapsed from the original issue date.

The Company may force conversion of the 2012 Convertible Debentures if the closing bid price of the Company's common stock equals or exceeds 165% of the conversion price for twenty consecutive trading days, the minimum daily trading volume for such period is $1,100 thousand, all of the underlying shares during such period are either registered for resale with the Securities and Exchange Commission or eligible for resale pursuant to Rule 144 and there is no existing event of default or existing event which, with the passage of time or the giving of notice, would constitute an event of default during such period.

The 2012 Convertible Debentures contain certain limitations on conversion. No conversion may be made if, after giving effect to the conversion, any holder would beneifially own in excess of 4.99% of the Company's outstanding shares of common stock. This percentage may be increased to a percentage not to exceed 9.99%, at the option of such holder, except any increase will not be effective until the holder has given 61 days' prior notice to the Company.

The 2012 Convertible Debentures impose penalties on the Company for any failure to timely deliver any shares of its common stock issuable upon conversion.

B.	Events of default and holder's contingent redemption option

If there is an event of default as stipulated in the agreement, then by election of the holders holding at least 60% of the 2012 Convertible Debentures, the Company must redeem all of the 2012 Convertible Debentures in cash for 112% of the outstanding principal, together with all unpaid and accrued interest, all interest that would have been payable through the maturity date and any other amounts due under the 2012 Convertible Debentures (such amount, the "Mandatory Default Amount"). The Mandatory Default Amount will accrue interest at a rate of 24% per annum commencing on the fifth calendar date following the relevant event of default.

C.	Holder's noncontingent redemption option

Commencing 18 months following the original issuance date of the 2012 Convertible Debentures, the holders may require the Company to redeem all or a portion of the 2012 Convertible Debentures, for a price equal to 112% of the amount of principal to be redeemed plus all accrued but unpaid interest and other amounts due under the 2012 Convertible Debentures.

D.	Company's noncontingent redemption option

Commencing 6 months following the original issuance date of the 2012 Convertible Debentures, the Company may redeem all or a portion of the 2012 Convertible Debentures for a price equal to 112% of the amount of principal to be redeemed plus all accrued but unpaid interest and other amounts due under the 2012 Convertible Debentures.

E.	Covenants

The 2012 Convertible Debentures contain certain covenants which prohibit or limit the Company's and its subsidiaries ability to, among other things:

1.	pay cash dividends to stockholders;
2.	redeem, repurchase or otherwise acquire more than a de minimis number of shares of its common stock or common stock equivalents;
3.	incur additional indebtedness;
4.	permit liens on assets or conduct sales of assets;
5.	effectuate stock splits until April 5, 2013, except in connection with an initial listing on a national securities exchange or to meet the continued listing requirements of such exchange;
6.	cease making public filings under the Securities Exchange Act of 1934, as amended;
7.	engage in transactions with affiliates; and
8.	amend its charter documents in a way that would materially and adversely affect any holder of the 2012 Convertible Debentures.
F.	Pro rata distributions

If the Company, at any time while the 2012 Convertible Debentures are outstanding, distributes to all holders of common stock evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the common stock, then, upon any conversion of the 2012 Convertible Debentures, the holder shall be entitled to receive such distribution to the same extent that the holder would have if the holder had held the number of conversion shares issued upon such conversion of the 2012 Convertible Debentures immediately before the date on which a record was taken for such distribution, or, if no such record was taken, the date as of which the record holders of shares of common stock were determined for the participation in such distribution.

2)	2012 Warrants
A.	Exercisability

The 2012 Warrants are immediately exercisable and, in the aggregate, entitle the holders to purchase up to 835,866 shares of common stock. The 2012 Warrants have an initial exercise price of $7.20 per share payable in cash. " The 2012 Warrants expire on April 5, 2017.

Similar to the 2012 Convertible Debentures, the 2012 Warrants also contain limitations on exercise that would cause the holder to beneficially own in excess of 4.99% or 9.99% of the Company's outstanding common stock.

B.	Anti-dilution protection

The exercise price of the 2012 Warrants and the number of shares issuable upon exercise of the 2012 Warrants are subject to adjustments for stock splits, combinations or similar events.

C.	"Most favored nation"

The 2012 Warrants are also subject to an adjustment pursuant to which, in the event that the Company issues or is deemed to have issued certain securities with terms that are superior to those of the 2012 Warrants, except with respect to exercise price and warrant coverage, the superior terms will automatically be incorporated into the 2012 Warrants.

D.	Contingent holder redemption option

Upon the occurrence of a transaction involving a change of control that is (i) an all cash transaction, (ii) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended, or (iii) involving a person or entity not traded on a national securities exchange, the holders of the 2012 Warrants will have the right, among others, to have the 2012 Warrants repurchased for a purchase price in cash equal to the Black-Scholes value of the then unexercised portion of the 2012 Warrants.

E.	Pro rata distributions

Similar to the 2012 Convertible Debentures, the 2012 Warrants allow exercising holders to participate in pro rata distributions.

F.	Public information failure

If the Company fails for any reason to satisfy the current public information requirement under Rule 144(c) then, in addition to any other remedies available to the holders, the Company must pay to the holders, in cash, partial liquidated damages as set forth in the agreement.

3)	Transaction costs

In connection with the Transaction, the Company paid issuance costs, including placement agent and legal fees, of approximately $1,200 thousand, and issued five-year warrants ("2012 Placement Agents Warrants") to purchase 78,078 shares of the Company's common stock at an exercise price of $7.20 per share to the placement agent.

4)	Accounting treatment
A.	2012 Warrants

The Company determined, based on the provisions of ASC 480-10-25-8, that equity classification is precluded because of the redeemable option of the holders in the event of a change in control (in certain conditions), which is an event that is not within the Company's control. Accordingly, the 2012 Warrants are classified as a liability in the Consolidated Balance Sheets and measured at fair value at each reporting period.

The fair value of the 2012 Warrants is estimated using the Black-Scholes valuation model. See Note 2u. In calculating the fair value of the 2012 Warrants (including the 2012 Placement Agents Warrants), the Company used the following assumptions: expected term of 5 and 4.76 years for the transaction date and for June 30, 2012, respectively; expected volatility of 66.1% and 69.6% for the transaction date and for June 30, 2012, respectively; risk-free interest rate of 1.01% and 0.72% for the transaction date and for June 30, 2012, respectively; and dividend yield of 0%.

B.	2012 Convertible Debentures

In accordance with ASC 470-20, "Debt with Conversion and Other Options," the Company determined that a BCF existed at the issuance date of the 2012 Convertible Debentures. The BCF amounting to $3,790 thousand was recorded in equity.

In addition, the Company analyzed the holders' contingent redemption option based on the guidance stipulated in Topic 815, and concluded that the holders' contingent redemption option is not clearly and closely related to the debt host contract. Thus, the Company bifurcated and accounted for it separately as an embedded derivative and classified it, together with the 2012 Convertible Debentures, in its statement of financial position. This embedded derivative will be measured at fair value at each reporting period. The fair value of the embedded derivative is estimated using the binominal valuation model.

In addition, the Company analyzed the holders' noncontingent redemption option and determined that the prepayment options are clearly and closely related to the debt host contract and should not be bifurcated from the 2012 Convertible Debentures.

The gross proceeds amounting to $11,000 thousand from the 2012 Convertible Debentures transaction were allocated as follows:

•	2012 Warrants at fair value - $2,807 thousand based on their fair value;
•	embedded derivative - $8 thousand based on its fair value; and
•	2012 Convertible Debentures - $8,185 thousand based on the residual amount after the allocation of other components as described above. In addition, an amount of $3,790 thousand was recognized as a BCF against the 2012 Convertible Debentures.

The 2012 Convertible Debentures are subsequently measured at amortized cost on the basis of the effective interest method over the loan period until the maturity date.

C.	Transaction costs

Direct transaction costs of $1,394 thousand, which included the placement agents fees and the 2012 Placement Agents Warrants valued at $262 thousand as of the transaction date, as well as other issuance costs, were allocated to the various instruments associated with the 2012 Convertible Debentures pro-rata to the amount such instruments were recorded as of the transaction date. The amounts that were allocated to the 2012 Warrants at fair value and embedded derivative were recorded in "Financial expenses" and the remainder amounting to $1,037 thousand was recorded as "Deferred debt issuance costs" in the Consolidated Balance Sheets and will be amortized over the loan period using the effective interest method until the maturity date.

b.	In July 2010, InspireMD Ltd. entered into a securities purchase agreement, pursuant to which InspireMD Ltd. issued (i) 8% senior convertible debentures in the principal amount of $1.58 million (the "2010 Convertible Debentures") and (ii) three year warrants (the "2010 Warrants") to purchase up to 253,628 shares of common stock at an exercise price of $4.92 per share (as adjusted for the Share Exchange) in exchange for aggregate gross proceeds of $1.58 million. The 2010 Convertible Debentures accrued interest at the annual rate of 8% and were payable on the later of (i) two months following receipt by InspireMD Ltd. of a tax ruling from the Israeli Tax Authority that the issuance of shares of a U.S. "shell company" in exchange for securities held by shareholders and option holders of InspireMD Ltd. would constitute a deferred tax event for InspireMD Ltd. and/or its security holders or (ii) the six month anniversary of the issuance of the 2010 Convertible Debentures (the "Original Maturity Date"); provided however, that so long as the Company was not in default under the 2010 Convertible Debentures, InspireMD Ltd. had the right to extend the maturity date of the 2010 Convertible Debentures to nine months following the Original Maturity Date (the "Second Maturity Date").

If InspireMD Ltd. completed a qualified financing in connection with a reverse merger prior to the Original Maturity Date, or the Second Maturity Date, if applicable, the holders of the 2010 Convertible Debentures had the option to convert the 2010 Convertible Debentures into shares of common stock of the surviving corporation at $6.00 per share or be repaid in cash.

In addition, provided that there was not an event of default, if InspireMD Ltd. completed a financing for at least $3 million prior to the Second Maturity Date, the 2010 Convertible Debentures would automatically convert into ordinary shares of InspireMD Ltd. at a 15% discount to the pricing of the new financing.

Finally, if an event of default had not occurred, and any 2010 Convertible Debentures were still outstanding, following the Second Maturity Date, such 2010 Convertible Debentures would automatically convert into ordinary shares of InspireMD Ltd. (i) if InspireMD Ltd. completed a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date, at a 15% discount to the pricing of the new financing, or (ii) or if InspireMD Ltd. did not complete a financing for at least $3 million prior to the one year anniversary of the Second Maturity Date, at $10 per ordinary share.

Upon an event of default under the 2010 Convertible Debentures, the holders had the right to demand payment of all then unpaid principal and accrued but unpaid interest under the 2010 Convertible Debentures.

The Company elected to apply the fair value option regarding the 2010 Convertible Debentures in accordance with ASC 825 (i.e. the 2010 Convertible Debentures were measured at each balance sheet date at fair value and the changes in their fair value were recorded in profit and loss). See Note 3.

The proceeds from the 2010 Convertible Debenture Transaction were allocated to the 2010 Convertible Debentures at their fair value with the residual proceeds ascribed to the 2010 Warrants as follows:

•	2010 Debenture at fair value - $1,133 thousand; and
•	2010 Warrants - $447 thousand, net of $23 thousand direct transaction costs.

The issuance of the 2010 Warrants was recorded in the "Additional paid-in capital", net of $23 thousand direct transaction costs allocated to the 2010 Warrants.

On March 31, 2011, holders of the 2010 Convertible Debentures surrendered $667,596 of outstanding principal and interest due under such debentures in exchange for shares of common stock and warrants as part of the Company's private placement on such date (the "Debt Conversions") as described in Note 10b.

As a result of the Debt Conversions, there was $1 million of unpaid principal outstanding remaining under the 2010 Convertible Debentures on March 31, 2011, which was repaid by the Company in May 2011, plus all accrued interest thereon.

c.	On January 4, 2011, InspireMD Ltd. entered into a convertible loan agreement with its distributor in Israel (the "Lender"), in the amount of $100 thousand subject to the following conditions:
•	the convertible loan did not bear annual interest;
•	in the event of a share exchange or similar transaction, the Lender would have, at its sole discretion, the option to convert the loan into either (i) shares of the Company's common stock at a price of $4.92 per share ($10 prior to the Share Exchange), or (ii) the Company's product at a price of 400 euro per unit (which represented the market price for the Lender);
•	in the event that the Company did not close a share exchange or similar transaction by June 1, 2011, the Lender had the right to extend the loan and its terms for up to an additional 6 months (as noted in Note 1, the Exchange Agreement was closed on March 31, 2011); and
•	in no event was cash required to be repaid by the Company.

On June 1, 2011 the Lender surrendered the $100 thousand convertible loan in exchange for 20,290 shares of common stock of the Company.

d.	In April 2008 InspireMD Ltd. entered into a convertible loan agreement with certain lenders. Under this agreement, the lenders were issued convertible notes in the aggregate principal amount of $720 thousand, bearing annual interest of 10%, in exchange for $720 thousand. While the notes did not have a maturity date, they were repayable on demand upon an event of default. The notes were convertible, at any time, into ordinary shares of InspireMD Ltd. at the option of the holders.

The notes were automatically convertible into ordinary shares of InspireMD Ltd. if InspireMD Ltd. completed a financing that resulted in at least $1 million ("qualified financing"), at the lower conversion price of: (i) $5.92; or (ii) a discount of 30% on the price per share in such qualified financing.

The notes were also automatically convertible into ordinary shares of InspireMD Ltd. upon an initial public offering ("IPO") or upon a consolidation, merger or sale of all assets or shares of InspireMD Ltd. ("exit transaction"), at the lower conversion price of: (i) $5.92; or (ii) a discount of 20% on the price per share in such exit transaction.

In accordance with ASC 470-20, "Debt with Conversion and Other Options", the Company determined that a BCF existed at the issuance date of these notes, totaling $308 thousand. Because these notes did not have a stated redemption date (except on an event of default), and could be converted by the holder at any time, the BCF was recognized immediately on the issuance date under "Financial expenses (income)-net" in the Consolidated Statements of Operations.

In March 2009 these convertible notes were fully repaid (principal and accrued interest) due to a breach of the covenants by InspireMD Ltd. InspireMD Ltd. allocated the proceeds paid between the portion related to the redemption of the beneficial conversion feature and that related to the convertible loan, based on the guidance in ASC 470-20. The Company measured the portion allocated to the beneficial conversion feature based on the intrinsic value of the conversion feature at the extinguishment date, which amounted to $308 thousand (which equals the original BCF since the price of InspireMD Ltd.'s shares on the issuance date and the redemption date was the same). Accordingly, the difference between the amount allocated to the BCF plus the loan's carrying amount, and the cash paid, was recognized as financial income in the Consolidated Statements of Operations.